UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32389 (Commission file number)	41-2111139 (IRS Employer Identification No.)

10172 Linn Station Road Louisville, Kentucky 40223 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 17, 2009, NTS Realty Holdings Limited Partnership announced that it, through eight newly formed wholly-owned subsidiaries, closed on eight mortgage loans from Holliday Fenoglio Fowler, L.P. (“HFF”) under The Federal Home Loan Mortgage Company (“Freddie Mac”) CME Program to refinance the Company’s mortgage loans in the aggregate amount of $140.0 million from The Northwestern Mutual Life Insurance Company (“Northwestern”).  The new loans from HFF/Freddie Mac approximately aggregate $156.0 million, carry a 5.40% fixed rate of annual interest and a 10-year term.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 1.01 disclosure by reference.  Also included as Exhibits 10.1 – 10.27 are the material agreements with regard to these new mortgage loans.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Multifamily Note – Park Place
	10.2	Multifamily Note – Willows of Plainview
	10.3	Multifamily Note – Willow Lake
	10.4	Multifamily Note – Castle Creek
	10.5	Multifamily Note – Lake Clearwater
	10.6	Multifamily Note – The Grove at Swift Creek
	10.7	Multifamily Note – The Grove at Richland
	10.8	Multifamily Note – The Grove at Whitworth
	10.9	Multifamily Mortgage, Assignment of Rents and Security Agreement (Park Place)
	10.10	Multifamily Mortgage, Assignment of Rents and Security Agreement (Willows of Plainview)
	10.11	Multifamily Mortgage, Assignment of Rents and Security Agreement (Willow Lake)
	10.12	Multifamily Mortgage, Assignment of Rents and Security Agreement (Castle Creek)
	10.13	Multifamily Mortgage, Assignment of Rents and Security Agreement (Lake Clearwater)
	10.14	Multifamily Deed of Trust, Assignment of Rents and Security Agreement (The Grove at Swift Creek)
	10.15	Multifamily Deed of Trust, Assignment of Rents and Security Agreement (The Grove at Richland)
	10.16	Multifamily Deed of Trust, Assignment of Rents and Security Agreement (The Grove at Whitworth)

(d)	Exhibits:	(continued)
	10.17	Guaranty – Park Place
	10.18	Guaranty – Willows of Plainview
	10.19	Guaranty – Willow Lake
	10.20	Guaranty – Castle Creek
	10.21	Guaranty – Lake Clearwater
	10.22	Guaranty – The Grove at Swift Creek
	10.23	Guaranty – The Grove at Richland
	10.24	Guaranty – The Grove at Whitworth
	10.25	Master Clearing Accounts Agreement
	10.26	Master Cash Management Agreement
	10.27	Master Cross-Collateralization Agreement
	99.1	Press release of NTS Realty Holdings Limited Partnership, dated December 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS Realty Capital, Inc.
Its:	Managing General Partner

By:
Name:	Gregory A. Wells
Title:	Executive Vice President and CFO
Date:	December 23, 2009

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